Canadian Pacific Railway Company Pension Plan

Consolidated as at January 1, 2009

Amendment Number 4    Page 1

AMENDMENT NUMBER 4
TO THE CANADIAN PACIFIC RAILWAY COMPANY PENSION PLAN
CONSOLIDATED AS AT JANUARY 1, 2009
AMENDMENTS FOR CAW-TCA EFFECTIVE JANUARY 1, 2011.
Effective January 1, 2011,

1.	Delete subparagraph 17.01 (c) and replace it with the following:

17.01	(c) “Buyback Window” means the period commencing and ending on the dates set out in the table below:

Affiliation	Buyback Window Commencement Date	Buyback Window Ending Date

CAW-TCA	January 1, 2011	June 30, 2015
CPPA	January 1, 2010	June 30, 2013
IBEW	January 1, 2010	June 30, 2013
RCTC	January 1, 2003	June 30, 2006
TCRC-RTE	Not applicable	Not applicable
TCRC-MWED	August 1, 2007	July 1, 2010
TC/USWA	January 1, 2010	June 30, 2013
Management	Not applicable	Not applicable

V:\CANADIAN PACIFIC - 101360\REF\RET\PLAN DOCS\AMENDMENT 4 TO THE JANUARY 1, 2009 PLAN RULES-CAW.DOC

Canadian Pacific Railway Company Pension Plan

Consolidated as at January 1, 2009

Amendment Number 4    Page 2

2.	Delete subparagraph 17.02(a) and replace it with the following:

17.02	(a) was a Member on the date determined by the Committee as set out in the table below:

Affiliation	Eligibility Date

CAW-TCA	January 1, 2011
CPPA	January 1, 2006
IBEW	January 1, 2010
RCTC	January 1, 2003
TCRC-RTE	Not applicable
TCRC-MWED	August 1, 2007
TC/USWA	January 1, 2010
Management	Not applicable

V:\CANADIAN PACIFIC - 101360\REF\RET\PLAN DOCS\AMENDMENT 4 TO THE JANUARY 1, 2009 PLAN RULES-CAW.DOC